SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) October 2, 1996


                            ELECTRIC FUEL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                             0-23336                              95-4302784
(State or Other Jurisdiction of             (Commission File              (IRS Employer Identification No.)
  Incorporation)                               Number)


             885 Third Avenue, New York, New York 10022 - Suite 2900
                    (Address of Principal Executive Offices)
                                   (Zip Code)


        Registrant's telephone number, including area code (212) 230-2172


                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)





                  This is  page  1  of  40   pages   (including Exhibits).
                        Exhibit Index appears on page 6.

Item 5.            Other Events

         Pursuant to a Stock Purchase Agreement dated September 30, 1996 (the "Agreement") between Electric Fuel Corporation (the "Company") and Mr. Leon S. Gross, one of the Company's existing shareholders (the "Purchaser"), on October 2, 1996 the Company issued 1,538,462 shares of the Company's Common Stock, $.01 par value per share (the "Common Stock") to the Purchaser at a price of $6.50 per share, for a total purchase price of $10,000,003.00. The shares were issued in a private placement under the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption therefrom provided by Section 4(2) of the Securities Act.

         As a result of the private placement, Mr. Gross owns a total of 3,009,162 shares of Common Stock, or 20.2% of the Company, on a fully diluted basis. Following the private placement, the Company has 14,900,495 shares of Common Stock outstanding, on a fully diluted basis, compared to 13,362,033 shares on a fully diluted basis before the offering. The closing price on The Nasdaq National Market for the Company's Common Stock on October 2, 1996 was $6 1/8 per share.

         Pursuant to the terms of the Agreement, the Purchaser has agreed that for a period of five (5) years from the Closing Date, neither the Purchaser nor his Affiliates, as defined in the Securities Act, directly or indirectly or in conjunction with or through any Associate (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), will (i) solicit proxies with respect to any capital stock or other voting securities of the Company under any circumstances, or become a "participant" in any "election contest" relating to the election of directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A of the Exchange Act) or (ii) make an offer for the acquisition of substantially all of the assets or capital stock of the Company or induce or assist any other person to make such an offer or (iii) form or join any "group" within the meaning of Section 13(d)(3) of the Exchange Act with respect to any capital stock or other voting securities of the Company for the purpose of accomplishing the actions referred to in clauses (i) and (ii) above other than pursuant to the Voting Rights Agreement described below.

         In connection with the Agreement, the Company and the Purchaser also entered into a Registration Rights Agreement dated September 30, 1996, setting forth the Purchaser's registration rights with respect to the shares of Common Stock issued in connection with the offering. These rights include the right to make two (2) demands for a shelf registration statement on Form S-3 ("Shelf Registration Statement") for the sale of the Common Stock which may, subject to certain customary limitations and requirements, be underwritten. In addition, the Purchaser was granted the right to "piggyback" on registrations of the Company's securities in an unlimited number of registrations. Also under the Registration Rights Agreement, the Purchaser is subject to customary underwriting lock-up requirements with respect to public offerings of the Company's securities.

         Pursuant to a Voting Rights Agreement dated September 30, 1996 (the "Voting Rights Agreement"), between the Company, the Purchaser and certain management shareholders, Robert S. Ehrlich (the Company's Chairman of the Board and Chief Financial Officer) and

Yehuda Harats (the Company's President and Chief Executive Officer (the "Management Stockholders"), Lawrence M. Miller, the Purchaser's advisor, will be entitled to be nominated to serve on the Company's Board of Directors, so long as the Purchaser, his heirs or assigns retains at least 1,375,000 shares of Common Stock. As a result, the Company's Board of Directors will be increased to a total of six members. In addition, under the Voting Rights Agreement, the Purchaser and Messrs. Ehrlich and Harats agreed to vote and take all necessary action so that Messrs. Ehrlich, Harats, and Miller shall serve as members of the Board of Directors for a period of five (5) years covering the five (5) Meetings of Stockholders following the offering. In addition, so long as Mr. Miller serves as a director, the Purchaser, who shall succeed Mr. Miller should he cease to serve on the Board, shall be entitled to attend and receive notice of Board meetings. The Purchaser further agreed to vote, at the Company's next Annual Meeting of Stockholders, and take any further necessary action, in favor of an increase in shares authorized to be issued upon exercise of options under the Company's 1993 Stock Option and Restricted Stock Purchase Plan.

         The foregoing descriptions of the Stock Purchase Agreement, the Registration Rights Agreement and the Voting Rights Agreement are qualified in their entirety by reference to the Stock Purchase Agreement, the Registration Rights Agreement and the Voting Rights Agreement, respectively, copies of which are attached to this report as Exhibits 4a, 4b and 4c, respectively, and are incorporated herein by reference.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits


         (c)  Exhibits.         A list of exhibits required is given in the
                                Exhibit Index that precedes the exhibits filed with this report.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ELECTRIC FUEL CORPORATION
                                                    (Registrant)


                                        By: /s/Robert S. Ehrlich
                                            ------------------------------------
                                            Robert S. Ehrlich
                                            Chairman and Chief Financial Officer
Date: October 4, 1996

                                  EXHIBIT INDEX

          The following  exhibits are filed with the Current Report on Form 8-K.


Exhibit No.                Description                           Sequential Page
                                                                      Number

     4a             Stock Purchase Agreement between Electric
                    Fuel Corporation and Leon S. Gross, dated
                    September 30, 1996.  (Incorporated by
                    reference)


     4b             Registration Rights Agreement between
                    Electric Fuel Corporation and Leon S. Gross, dated September 30, 1996. (Incorporated by reference)


     4c Voting Rights Agreement between Electric Fuel Corporation, Leon S. Gross, Robert S. Ehrlich and Yehuda Harats, dated September 30, 1996. (Incorporated by reference)


     99a Press Release re: Stock Purchase Agreement between Electric Fuel Corporation and Leon
                    S. Gross, issued by Electric Fuel Corporation on October 3, 1996.